EXHIBIT 10.28

EXECUTION COPY


                             FIRST OMNIBUS AMENDMENT


        This FIRST OMNIBUS AMENDMENT (this "Amendment"), dated as of August 9, 1996, amends:

               (i) the Loan and Security Agreement, dated as of October 9, 1995 (the "Contempo Loan Agreement"), between Contempo Design, Inc., an Illinois corporation ("Contempo"), and Bank of America Illinois, formerly Continental Bank N.A. (the "Lender");

              (ii) the Loan and Security Agreement, dated as of October 9, 1995 (the "Contempo West Loan
                      Agreement"), between Contempo Design West, Inc., a Delaware corporation ("Contempo West"), and the Lender;

             (iii) the Loan and Security Agreement, dated as of October 9, 1995 (the "DEI Loan Agreement"), between Delaware Electro Industries, a Delaware corporation ("DEI"), and the Lender; and

              (iv) the Second Amended and Restated Loan and Security Agreement, dated as of October 9, 1995 (the
                      "Azimuth Loan Agreement"), between Azimuth
                      Corporation, a Delaware corporation ("Azimuth"), and the Lender.

        The Lender, Azimuth, Contempo, Contempo West and DEI agree as follows:

        SECTION 1. DEFINITIONS.

        "Agreements" means the Azimuth Loan Agreement, the Contempo Loan Agreement, the Contempo West Loan Agreement and the DEI Loan
Agreement.

        "Amendment Effective Date" is defined in Section 3.

        "Companies" means Azimuth, Contempo, Contempo West and DEI.

        "New Notes" is defined in Section 3.1(iii).



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        SECTION 2. AMENDMENTS.  Effective on (and subject to the
occurrence of) the Amendment Effective Date:

                      (a) The definition of "Termination Date" in Section 1.1 of each Agreement shall be amended by substituting the date "September 30, 1996" for the date "August 31, 1996" where it appears in each such definition.

                      (b) Section 2.1 of Supplement A to each Agreement (other
               than the Azimuth Loan Agreement) shall be amended by deleting the words and figure "FIVE MILLION FOUR HUNDRED THOUSAND DOLLARS ($5,400,000)" where it appears in each such Section and inserting in lieu thereof the words and figure "SIX MILLION FOUR HUNDRED THOUSAND DOLLARS ($6,400,000)."

                      (c) Section 3.5 of Supplement A to the Azimuth Loan
               Agreement shall be amended by deleting the figure "$425,000" where it appears in such Section and inserting in lieu thereof the figure "$1,000,000."

                      (d) Section 3.1 of Supplement A to each Agreement (other
               than the Azimuth Loan Agreement) shall be amended and restated to read in its entirety as follows:

               3.1

               (a) Interest to Maturity. (x) To the extent that the outstanding principal balance of the Revolving Loans (other than Overdraft Loans and Over Advances) plus the outstanding principal balance of all "Revolving Loans" (other than "Overdraft Loans" and "Over Advances") (as each such term is defined in each Other Loan Agreement) is less than or equal to $5,400,000, such portion of the outstanding principal balance of the Revolving Loans shall bear interest to maturity at the Reference Rate in effect from time to time plus one and one-half percent (1.5%) per annum, and

               (y) To the extent that the outstanding principal balance of the Revolving Loans (other than Overdraft Loans and Over Advances) plus the outstanding principal balance of all "Revolving Loans" (other than "Overdraft Loans" and "Over Advances") (as each such term is defined in each Other Loan Agreement) exceeds $5,400,000, such portion of the outstanding principal balance of the Revolving Loans shall bear interest to


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               maturity at the Reference Rate in effect from time to time plus two and one-half percent (2.5%) per annum.

                      (b) Default Rate. If any amount of the Revolving Loans is not paid when due, whether by acceleration or otherwise, then

               (x) To the extent that the outstanding principal balance of the Revolving Loans (other than Overdraft Loans and Over Advances) plus the outstanding principal balance of all "Revolving Loans" (other than "Overdraft Loans" and "Over Advances") (as each such term is defined in each Other Loan Agreement) is less than or equal to $5,400,000, such portion of the outstanding principal balance of the Revolving Loans shall bear interest until paid at a rate per annum equal to the greater of the (a) the Reference Rate from time to time in effect plus two and one-half percent (2.5%) or (b) two and one-half percent (2.5%) above the Reference Rate in effect at the time such amount became due, and

               (y) To the extent that the outstanding principal balance of the Revolving Loans (other than Overdraft Loans and Over Advances) plus the outstanding principal balance of all "Revolving Loans" (other than "Overdraft Loans" and "Over Advances") (as each such term is defined in each Other Loan Agreement) exceeds $5,400,000, such portion of the outstanding principal balance of the Revolving Loans shall bear interest until paid at a rate per annum equal to the greater of the (a) the Reference Rate from time to time in effect plus two and one-half percent (2.5%) or
               (b) two and one-half percent (2.5%) above the Reference Rate in effect at the time such amount became due.

        SECTION 3.  EFFECTIVENESS.  The amendments set forth in
Section 2 above shall become effective on such date (the
"Amendment Effective Date") when

         3.1     Documents.  The Lender shall have received:

                      (i) counterparts of this Amendment executed by each Company;

                     (ii)    an amendment fee of $25,000;

                    (iii) Revolving Notes (as defined in each of the Contempo Loan Agreement, the Contempo West Loan Agreement and the DEI Loan Agreement) executed by Contempo, Contempo West and DEI


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                             in the forms of Exhibits A, B, and C hereto,
                             respectively (the "New Notes");

                     (iv) a copy of resolutions of the board of directors of each Company, duly certified by the Secretary or Assistant Secretary of each such Company, authorizing the execution, delivery and performance by such entity of this Amendment and, as to Contempo, Contempo West and DEI, the New Note executed by it;

                      (v) a certificate as to the incumbency of the officers of each Company who execute this Amendment or any New Note on behalf of such Company, with a sample of such officer's signature, certified by the Secretary or an Assistant Secretary of such Company;

                     (vi) an opinion of Dechert, Price and Rhoads, counsel to each Company, in form and substance satisfactory to the Lender; and

                    (vii)    such other documents the Lender may
                             reasonably request.

        3.2 Other Conditions. The following further conditions precedent shall have been satisfied:

                      (a) No Default. After giving effect to this Amendment, as
               of the date hereof and the Effective Date no Event of Default (as defined in any Agreement) or event which, with the giving of notice or the passage of time, or both, would be an Event of Default, shall have occurred and be continuing.

                      (b) Representations and Warranties. Except to the extent
               changed by circumstances permitted by the Agreements, as amended hereby, all of the representations and warranties of each Company contained in each Agreement shall be true and correct on the date hereof and the Amendment Effective Date.

                      (c) Certificate. The Lender shall have received a
               certificate, dated the date hereof and signed by the President or a Vice President of each Company as to the matters set forth in paragraphs (a) and (b) of this Section 3.2.



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        SECTION 4.  MISCELLANEOUS.

        4.1 Warranties and Absence of Defaults. In order to induce the Lender to enter into this Amendment, each Company hereby warrants to the Lender that:

                      (a) Except to the extent changed by circumstances
               permitted by the Agreements, as amended hereby, the warranties of each Company contained in the Agreements are true and correct as of the date hereof as if made on such date.

                      (b) No Event of Default, or event which, with the giving
               of notice or the passage of time, or both, would constitute an Event of Default, exists on the date hereof (after giving effect hereto).

        4.2 Expenses. The Companies agree, jointly and severally, to pay on demand all costs and expenses of the Lender (including the reasonable fees, charges and expenses of counsel for the Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, the Companies agree, jointly and severally, to pay, and save the Lender harmless from all liability for, any documentary, stamp or other similar taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under each of the Contempo Loan Agreement, the Contempo West Loan Agreement and the DEI Loan Agreement, each as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 4.2 shall survive any termination of this Amendment or the Agreements as amended hereby.

        4.3 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

        4.4 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        4.5 Reference to Agreements. Except as amended hereby, each Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendments to the Agreements accomplished hereby, each reference in each Agreement to "this Agreement,"


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"hereunder," "hereof," "herein" or words of like import, and each reference to such Agreement in any Note (as defined in such Agreement) and in any Related Agreements (as defined in such Agreement), or other agreements, documents or instruments executed and delivered pursuant to such Agreement, shall be deemed a reference to such Agreement, as amended hereby.

        4.6  Guaranty Acknowledgements.

                      (a) Each of Contempo, Contempo West and DEI agrees that
               all obligations of such entity under the Second Amended and Restated Guaranty Agreement dated as of October 9, 1995 among the undersigned and the Lender shall continue in full force and effect after giving effect to the consummation of the transactions contemplated hereby.

                      (b) Azimuth agrees that all obligations of the undersigned under Section 12 of the Azimuth Loan Agreement shall continue in full force and effect after giving effect to the consummation of the transactions contemplated hereby.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered at Chicago, Illinois as of the date and year first above written.


                                   CONTEMPO DESIGN, INC.


                                    By:____________________________
                                       Title:______________________


                                    CONTEMPO DESIGN WEST, INC.


                                    By:____________________________
                                       Title:______________________


                                    DELAWARE ELECTRO INDUSTRIES, INC.


                                    By:_____________________________
                                      Title:________________________


                                    AZIMUTH CORPORATION


                                    By:_____________________________
                                      Title:________________________


                                    BANK OF AMERICA ILLINOIS


                                    By:_____________________________
                                      Title:________________________



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